Exhibit 16.2
POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints the Secretary and Assistant Secretaries of FEDERATED EQUITY FUNDS and each of them, their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for them and in their names, place and stead, in any and all capacities, to sign the Registration Statement on Form N-14 relating to the proposed reorganization of Federated MDT Mid Cap Growth Fund, a portfolio of Federated MDT Series, into Federated Mid Cap Growth Strategies Fund, a portfolio of Federated Equity Funds, and any amendments to the Registration Statement, including post-effective amendments; and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission by means of the Securities and Exchange Commission's electronic disclosure system known as EDGAR, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

SIGNATURES                                                                TITLEDATE

/S/ John F. Donahue                                                                                                                                           November 12, 2009
John F. Donahue                                                                Trustee

/S/ J. Christopher Donahue                                                            November 12, 2009
J. Christopher Donahue                                                                President and Trustee
(Principal Executive Officer)

/S/ Richard A. Novak                                                            November 12, 2009
Richard A. Novak                                                                Treasurer
(Principal Financial Officer)

/S/ John T. Conroy, Jr.                                                            November 12, 2009
John T. Conroy, Jr.                                                                Trustee

/S/ Nicholas P. Constantakis                                                            November 12, 2009
Nicholas P. Constantakis                                                                Trustee

/S/ John F. Cunningham                                                            November 12, 2009
John F. Cunningham                                                                Trustee

Power of Attorney for
Merger of Federated MDT Small Cap Value Fund into Federated Mid Cap Growth Strategies Fund

/S/ Maureen Lally-Green                                                            November 12, 2009
Maureen Lally-Green                                                                Trustee

/S/ Peter E. Madden                                                            November 12, 2009
Peter E. Madden                                                                Trustee

/S/ Charles F. Mansfield, Jr.                                                            November 12, 2009
Charles F. Mansfield, Jr.                                                                Trustee

/S/ R. James Nicholson                                                            November 12, 2009
R. James Nicholson                                                                Trustee

/S/ Thomas M. O’Neill                                                            November 12, 2009
Thomas M. O’Neill                                                                Trustee

/S/ John S. Walsh                                                            November 12, 2009
John S. Walsh                                                                Trustee

/S/ James F. Will                                                            November 12, 2009
James F. Will                                                                Trustee